CONFIDENTIAL Acquisition of The BANKshares, Inc. April 25, 2014 For further information, contact : Dennis S. Hudson, III William R. Hahl CEO CFO Phone: 772 - 288 - 6085 Phone: 772 - 221 - 2825 Email: denny.hudson@seacoastnational.com Email: w.hahl@seacoastnational.com

CONFIDENTIAL Cautionary Notice Regarding Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the “Safe - Harbor” provisions of the Private Securities Litigation Reform Act of 1995 , which management believes are a benefit to shareholders . These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in Seacoast’s filings with the SEC . You should not place undue reliance on forward - looking statements and we undertake no obligation to update any such statements . Specific risks in this presentation include whether shareholders approve the merger, whether the companies receive regulatory approvals, the timing of closing, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management’s ability to effectively integrate the companies . This presentation may be deemed to be offering or solicitation materials of Seacoast in connection with the proposed merger of The BANKshares , Inc . (“ BANKshares ”) with and into Seacoast Financial Corporation of Florida (“Seacoast”) . Shareholders of both companies are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S - 4 , which Seacoast will file with the SEC in connection with the proposed acquisition, because it will contain important information about Seacoast, BANKshares , the acquisition and related matters . The directors and executive officers of Seacoast and BANKshares may be deemed to be participants in the solicitation of proxies from their respective shareholders . Information regarding Seacoast’s participants and their security holdings can be found in Seacoast’s most recent proxy statements filed with the SEC and the joint proxy statement/prospectus when it is filed with the SEC . All documents filed with the SEC are or will be available for free, both on the SEC web site ( http : //www . sec . gov ) and from Seacoast by directing a request to Seacoast Financial Corporation of Florida, Attention : Investor Relations, 815 Colorado Avenue, Stuart, Florida 34994 . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2013 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov . 2

CONFIDENTIAL T RANSACTION O VERVIEW 3 (1) Fixed exchange ratio of 0.4975 shares of Seacoast common stock for each BANKshares share (including Series A Convertible Preferred) (2) Based on Sail closing share price of $10.74 on 4/24/2014 Consideration ▪ Tax - free, stock - for - stock exchange ▪ Seacoast to issue 7.09 million shares of common stock to BANKshares shareholders (1) Deal Value (2) ▪ $76.1 million in aggregate Valuation Multiples ▪ 1.37x Price / Tangible book value at 3/31/2014 ▪ 10.6x LTM core pre - provision earnings with cost saves ▪ Core deposit premium of 4.6% Required Approvals ▪ BANKshares and Seacoast shareholder approvals ▪ Bank regulatory approvals and customary closing conditions Governance ▪ No change to Seacoast senior management team ▪ One BANKshares director will join Seacoast’s board ▪ CapGen Financial Group , the largest shareholder of Seacoast and BANKshares , and Castle Creek Capital, a large shareholder of BANKshares , have agreed to vote in favor of and fully support the transaction ▪ All directors of BANKshares and Seacoast have agreed to vote in favor of the transaction Timing ▪ Expected closing by end of 2014

Seacoast BANKING CORPORATION OF FLORIDA

ACQUISITION WITH A COMPELLING VISION

Strategically attractive	• Meaningful extension of Seacoast's existing market footprint -- becomes #6 Florida-based bank in the attractive Orlando MSA and 5th largest bank headquartered in Florida[(1)] • Accelerates the optimization of Seacoast's branch network across a broader market footprint to drive organic growth • BANKshares's small business and commercial client base highly complementary to Seacoast • Cultural similarities support efficient, low risk integration with minimal customer attrition • Both organizations have prior acquisition experience
Financially compelling	• Highly attractive returns, based on conservative assumptions -- significantly accretive to earnings per share; modest dilution to TBV, with rapid earnback; strong IRR • Cost savings drive enhanced operating leverage and profitability • Conservative balance sheet marks to avoid balance sheet surprises and ensure focus on accelerating profitable loan growth • 100% stock transaction preserves Seacoast's strong capital position and flexibility

(1) By deposits at 6/30/13. Source: SNL Financial

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CONFIDENTIAL ▪ The BANKshares , Inc . , is headquartered in Winter Park, Florida and is a 25 - year - old franchise ▪ Operates through 12 branch locations positioned throughout Central Florida ▪ Strong market presence in the Orlando market, with long - standing small business and commercial relationships O VERVIEW O F T HE BANK SHARES I NC . 5 F INANCIAL H IGHLIGHTS AT 3/31/2014 C OMPANY H IGHLIGHTS ▪ Total Assets - $ 674 . 1 million ▪ Gross Loans - $ 371 . 8 million ▪ Total Deposits - $ 506 . 2 million ▪ Tangible Equity - $ 55 . 4 million ▪ TCE / TA - 9 . 3% ▪ NPAs ex Restructured Loans / Assets - 1 . 57 % C ORE P RE - T AX P RE - P ROVISION I NCOME $0.3 $0.4 $1.1 $0.8 $1.0 $0.9 $1.5 $1.3 $1.4 $1.1 $0.0 $0.4 $0.8 $1.2 $1.6 $2.0 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 $ Millions C ORE P RE - T AX P RE - P ROVISION ROAA 0.22% 0.22% 0.62% 0.45% 0.57% 0.52% 0.92% 0.81% 0.82% 0.66% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 Source: SNL Financial and Company Filings

CONFIDENTIAL Institution Branches $B % Share 1Old Florida Bancshares 12 $1.1 2.9% 2CenterState Banks 18 0.6 1.5 3Three Shores Bancorp 4 0.5 1.3 4Villages Bancorp 4 0.5 1.3 5CNLBancshares 4 0.5 1.2 (6)Pro Forma 9 0.4 1.0 6UniSouth 12 0.3 0.9 7HomeBancorp 2 0.3 0.9 8BANKshares 7 0.3 0.8 9Citizens Bancorp 4 0.2 0.5 10Bond Street Holdings 5 0.2 0.5 31Seacoast 2 0.1 0.2 Deposits Institution Branches $B % Share 1BankUnited 100 $8.8 2.0% 2Bond Street Holdings 67 3.6 0.8 3CenterState Banks 76 3.3 0.8 4Ocean Bankshares 21 3.0 0.7 (5)Pro Forma 46 2.3 0.5 5Capital City Bank 53 1.8 0.4 6Seacoast 34 1.7 0.4 7Capital Bank Finl 36 1.7 0.4 81st United Bancorp 22 1.5 0.3 9Stonegate Bank 19 1.4 0.3 10USAmeriBancorp 13 1.4 0.3 67BANKshares 12 0.5 0.1 Deposits E NHANCES O UR F LORIDA F RANCHISE P RO F ORMA B RANCH M AP 6 Source: SNL Financial as of 6/30/13, pro forma for announced acquisitions F LORIDA R ANK – FL B ASED B ANKS O RLANDO MSA R ANK – FL B ASED B ANKS BankFIRST Seacoast Creates 5 th largest Florida - based community bank and significantly improves Seacoast’s market presence in Orlando market

CONFIDENTIAL P RO F ORMA D EPOSIT C OMPOSITION 7 MMDA & Savings, 30% NOW, 13% Demand Deposits, 39% Jumbo Time Deposits, 10% Retail Time Deposits, 8% MMDA & Savings, 28% NOW, 30% Demand Deposits, 28% Jumbo Time Deposits, 6% Retail Time Deposits, 8% MMDA & Savings, 30% NOW, 25% Demand Deposits, 31% Jumbo Time Deposits, 7% Retail Time Deposits, 7% S EACOAST AT 3/31/2014 BANK SHARES AT 3/31/2014 S EACOAST P RO F ORMA AT 3/31/2014 Total = $1,820 million Cost of deposits = 0.14% 28% non - interest bearing Total = $506 million Cost of deposits = 0.24% 39% non - interest bearing Total = $2,326 million Cost of deposits = 0.17% 31% non - interest bearing Source: Company Filings

CONFIDENTIAL • High quality loan portfolio with concentration in small balance commercial loans with low LTVs, first position liens and high quality clientele • Portfolio mix, average loan size, as well as geography and industry sector improve diversification • Strong asset quality metrics • NPAs ex restructured loans /assets = 1.57% • Nonaccrual loans / loans = 1.36% • Extensive credit diligence completed • Reviewed all criticized and classified loans, all participation loans and all OREO assets • Estimated gross credit mark on the loan portfolio of approximately $16 million (4.3% of loans) BANK SHARES C REDIT S UMMARY 8 NPA S EX R ESTRUCTURED L OANS / A SSETS 2.38% 2.35% 2.39% 2.25% 2.63% 2.57% 2.24% 1.74% 1.48% 1.57% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 C REDIT S UMMARY BANK SHARES N ET C HARGE - OFFS 0.73% 0.55% 0.49% 0.21% 1.43% 0.85% 0.69% (0.27%) 0.19% 0.61% -0.40% 0.00% 0.40% 0.80% 1.20% 1.60% 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 Source: SNL Financial and Company Filings

CONFIDENTIAL P RO F ORMA L OAN C OMPOSITION 9 Commercial & Industrial, 15% Owner - occupied CRE, 42% Commercial Real Estate, 27% 1 - 4 family, 15% Consumer, 1% Commercial & Industrial, 5% Owner - occupied CRE, 15% Commercial Real Estate, 29% 1 - 4 family, 46% Multifamily, 1% Consumer, 4% Commercial & Industrial, 7% Owner - occupied CRE, 21% Commercial Real Estate, 29% 1 - 4 family, 39% Multifamily, 1% Consumer, 3% S EACOAST P RO F ORMA AT 3/31/2014 Total = $372 million Yield = 5.74% Total = $1,324 million Yield = 4.29% Total = $1,696 million Yield = 4.61% S EACOAST AT 3/31/2014 BANK SHARES AT 3/31/2014 Source: Company Filings

SUMMARY ACQUISITION CONSEQUENCES

Seacoast BANKING CORPORATION OF FLORIDA

ACQUISITION ASSUMPTIONS

Cost savings	▪ $5.5 million pre-tax, or ~30% of 2013 BANKshares cash operating expenses
Merger-related charges	▪ Pre-tax charge of $6.0 million
Credit mark	▪ $16.0 million gross pre-tax mark on loans (4.3% of gross loans); $12.3 million pre-tax net of accretable premium
Other balance sheet marks	▪ ~$6.0 million pre-tax on bank premises, OREO and other marks ▪ ~$3.0 million positive pre-tax mark on trust preferred securities
Core deposit intangible	▪ ~$5.5 million pre-tax; amortized over 10 years (sum-of-the-years digits methodology)

PROJECTED ACQUISITION IMPACT

		Pro Forma
2015 EPS Accretion[1] (with 100% of cost savings)		13%
Tangible book value per share dilution at close		4.9%
Earnback period		Under 3 years
Capital ratios[2]	Seacoast	Pro Forma
TCE/TA	9.8%	9.5%
Tier 1 Leverage	10.6%	10.5%
Internal Rate of Return		~19%

(1) Based on IBES consensus 2015 earnings estimate for Seacoast of $0.61 per share
(2) As of 3/31/14

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CONFIDENTIAL W ELL - P OSITIONED T O E XECUTE S UCCESSFULLY 11 ▪ Low integration risk ▪ Strong credit profile ▪ Common core processing vendor ▪ Complementary market coverage (facilitates assimilation of customer - facing business development teams) ▪ Well - defined, achievable cost savings opportunities ▪ Like - minded culture and management ▪ Strong risk management culture at both companies ▪ Focused on customer service and personal interactions ▪ Passion for helping customers improve their financial lives and build better communities ▪ Significant opportunity to expand revenue and deepen customer relationships ▪ Complementary retail - and commercial - focused legacy organizations ▪ Expands opportunities across the platform with specialized groups : Residential, Wealth, Marine, SBA and Factoring ▪ Seacoast’s online and mobile banking technology provides opportunity to deepen engagement while lowering cost to serve customers